Exhibit 99.1

News Release

FOR RELEASE — May 6, 2026

NVIDIA and Corning Announce Long-Term Partnership To Strengthen
U.S. Manufacturing for AI Infrastructure

Corning will expand U.S. optical connectivity capacity 10x, build three new manufacturing plants, and create more than 3,000 high-paying American jobs

SANTA CLARA, Calif. and CORNING, N.Y. — NVIDIA (NASDAQ: NVDA) and Corning Incorporated (NYSE: GLW) today announced a multiyear commercial and technology partnership to dramatically expand U.S.-based manufacturing of the advanced optical connectivity solutions needed to power next-generation AI infrastructure.

Corning will increase its U.S.-based optical connectivity manufacturing capacity by 10x and expand its U.S. fiber production capacity by more than 50% to meet the accelerating demand driven by AI factory buildouts. The expansion includes the construction of three new advanced manufacturing facilities in North Carolina and Texas and the creation of more than 3,000 new, high-paying American jobs.

Corning’s expanded capacity will supply the optical connectivity hyperscale data centers use to deploy NVIDIA-accelerated computing at scale. Modern AI workloads require thousands of NVIDIA GPUs – requiring unprecedented volumes of high-performance optical fiber, connectivity, and photonics to move data at extraordinary speed and scale. As AI factories grow larger and more numerous, optical connectivity becomes an important component of the AI infrastructure.

Corning, the inventor of low-loss optical fiber and the world’s leading innovator in glass science and optical physics, is well-positioned to meet this demand at scale.

Jensen Huang, founder and CEO of NVIDIA, said, “AI is driving the largest infrastructure buildout of our time – and a once-in-a-generation opportunity to reinvigorate American manufacturing and supply chains. Together with Corning, we are inventing the future of computing with advanced optical technologies – building the foundation for AI infrastructure where intelligence moves at the speed of light while advancing the proud tradition of Made in America.”

Wendell P. Weeks, chairman, CEO, and president of Corning, said, “What NVIDIA is doing is nothing short of extraordinary, not just for the future of artificial intelligence, but for the American advanced manufacturing workforce. Their commitment is directly fueling the expansion of our U.S. manufacturing footprint and creating more than 3,000 new high-paying jobs for American workers. This partnership is proof that AI is not just a technology story. It is a manufacturing story, and it is happening here in the United States. Together with NVIDIA, we are ensuring the critical technologies powering AI are invented, engineered, and built in America.”

About NVIDIA

NVIDIA (NASDAQ: NVDA) is the world leader in AI and accelerated computing.

NVIDIA Forward-Looking Statements

Certain statements in this press release including, but not limited to, statements as to: the benefits, impact, performance, and availability of NVIDIA’s products, services, and technologies; expectations with respect to NVIDIA’s third party arrangements, including with its collaborators and partners; expectations with respect to technology developments; expectations with respect to AI and related industries; AI driving the largest infrastructure buildout—and a once-in-a-generation opportunity to reinvigorate American manufacturing and supply chains; together with Corning, NVIDIA inventing the future of computing with advanced optical technologies—building the foundation for AI infrastructure where intelligence moves at the speed of light while advancing the proud tradition of Made in America; and other statements that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections based on management’s beliefs and assumptions and on information currently available to management and are subject to risks and uncertainties that could cause results to be materially different than expectations. Important factors that could cause actual results to differ materially include: global economic and political conditions; NVIDIA’s reliance on third parties to manufacture, assemble, package and test NVIDIA’s products; the impact of technological development and competition; development of new products and technologies or enhancements to NVIDIA’s existing product and technologies; market acceptance of NVIDIA’s products or NVIDIA’s partners’ products; design, manufacturing or software defects; changes in consumer preferences or demands; changes in industry standards and interfaces; unexpected loss of performance of NVIDIA’s products or technologies when integrated into systems; NVIDIA’s ability to realize the potential benefits of business investments or acquisitions; and changes in applicable laws and regulations, as well as other factors detailed from time to time in the most recent reports NVIDIA files with the Securities and Exchange Commission, or SEC, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of reports filed with the SEC are posted on the company’s website and are available from NVIDIA without charge. These forward-looking statements are not guarantees of future performance and speak only as of the date hereof, and, except as required by law, NVIDIA disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

© 2026 NVIDIA Corporation. All rights reserved. NVIDIA and the NVIDIA logo are trademarks and/or registered trademarks of NVIDIA Corporation in the U.S. and/or other countries. Other company and product names may be trademarks of the respective companies with which they are associated. Features, pricing, availability and specifications are subject to change without notice.

About Corning Incorporated

Corning (www.corning.com) is one of the world’s leading innovators in materials science, with a 175-year track record of life-changing inventions. Corning applies its unparalleled expertise in glass science, ceramic science, and optical physics, along with its deep manufacturing and engineering capabilities to develop category-defining products that transform industries and enhance people’s lives. Corning succeeds through sustained investment in RD&E, a unique combination of material and process innovation, and deep, trust-based relationships with customers who are global leaders in their industries. Corning’s capabilities are versatile and synergistic, which allows the company to evolve to meet changing market needs, while also helping its customers capture new opportunities in dynamic industries. Today, Corning’s markets include optical communications, mobile consumer electronics, display, automotive, solar, semiconductors, and life sciences.

Corning Forward-Looking Statements

The statements contained in this release and related comments by management that are not historical facts or information and contain words such as “will,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “seek,” “see,” “would,” “target,” “estimate,” “forecast” or similar expressions are forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include estimates and assumptions related to economic, competitive and legislative developments. Such statements relate to future events that by their nature address matters that are, to different degrees, uncertain. These forward-looking statements relate to, among other things, the Company’s Springboard plan, projected financial and operating performance, anticipated sales opportunities, long-term growth strategy, expected capital deployment, innovation and commercialization plans, and anticipated impacts of customer agreements. These forward-looking statements also relate to the expected benefits, scope, and timing of the Company’s strategic partnership with NVIDIA, including planned expansions of U.S.-based optical connectivity and fiber manufacturing capacity, the construction and operation of new manufacturing facilities, anticipated job creation, and projected customer demand driven by AI infrastructure deployments.

Although the company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, current estimates and forecasts, general economic conditions, its knowledge of its business and key performance indicators that impact the company, there can be no assurance that these forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws.

Some of the risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements include, but are not limited to: global economic trends, competition and geopolitical risks, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and other countries, and related impacts on our businesses’ global supply chains and strategies; changes in macroeconomic and market conditions and market volatility, including developments and volatility arising from health crisis events, inflation, interest rates, the value of securities and other financial assets, precious metals, oil, natural gas, raw materials and other commodity prices and exchange rates (particularly between the U.S. dollar and the Japanese yen, South Korean won, Chinese yuan, New Taiwan dollar, Mexican peso and euro), decreases or sudden increases of consumer demand, and the impact of such changes and volatility on our financial position and businesses; the availability of or adverse changes relating to government grants, tax credits or other government incentives; the duration and severity of health crisis events, such as an epidemic or pandemic, and its impact across our businesses on demand, personnel, operations, our global supply chains and stock price; possible disruption in commercial activities or our supply chain due to terrorist activity, cyber-attack, armed conflict, political or financial instability, natural disasters, international trade disputes or major health concerns; loss of intellectual property due to theft, cyber-attack, or disruption to our information technology infrastructure; ability to enforce patents and protect intellectual property and trade secrets; disruption to Corning’s, our suppliers’ and manufacturers’ supply chain, equipment, facilities, IT systems or operations; product demand and industry capacity; competitive products and pricing; availability and costs of critical components, materials, equipment, natural resources and utilities; new product development and commercialization; our solar business development, including manufacturing facility construction, ramp, and operations, and the achievement of solar revenue and profitability targets; order activity and demand from major customers; the amount and timing of our cash flows and earnings and other conditions, which may affect our ability to pay our quarterly dividend at the planned level or to repurchase shares at planned levels; the amount and timing of any future dividends; the effects of acquisitions, dispositions and other similar transactions; the effect of regulatory and legal developments; ability to pace capital spending to anticipated levels of customer demand; our ability to increase margins through implementation of operational changes, pricing actions and cost reduction measures; rate of technology change; adverse litigation; product and component performance issues; retention of key personnel; customer ability to maintain profitable operations and obtain financing to fund ongoing operations and manufacturing expansions and pay receivables when due; loss of significant customers; changes in tax laws, regulations and international tax standards; the impacts of audits by taxing authorities; the potential impact of legislation, government regulations, and other government action and investigations; and other risks detailed in Corning’s SEC filings.

For a complete listing of risks and other factors, please reference the risk factors and forward-looking statements described in our annual reports on Form 10-K and quarterly reports on Form 10-Q.

For further information, contact:

Mylene Mangalindan
Corporate Communications
NVIDIA Corporation
press@nvidia.com

Toshiya Hari

Investor Relations

NVIDIA Corporation

toshiyah@nvidia.com

Gabrielle Bailey

Corporate Communications

Corning Incorporated

baileygr@corning.com

Christopher Keenan

Investor Relations

Corning Incorporated

keenanct@corning.com